GreenFi Redwood Fund
Ticker Symbol: REDWX

A series of

GreenFi Funds Trust

Supplement dated August 6, 2026

to the Prospectus dated February 1, 2026

Change in Distributor

The Board of Trustees of the GreenFi Fund Trust approved a change in the Funds’ distributor from Capital Investment Group, Inc. to Paralel Distributors LLC.

Effective August 6, 2026, all references to “Capital Investment Group, Inc.” should be replaced with “Paralel Distributors LLC.”

The paragraph in the section of the Prospectus entitled “Service Providers – Distributor” is replaced in its entirety with the following:

Distributor. Paralel Distributors LLC is the distributor for the Shares (the “Distributor”). The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The contact information under “Additional Information” is replaced in its entirety with the following:

Distributor

Paralel Distributors LLC

1700 Broadway, Suite 2100

Denver, Colorado 80290

*    *    *    *    *

For further information, please contact the Fund toll-free at 1-800-683-8529. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference

GreenFi Redwood Fund
Ticker Symbol: REDWX

A series of

GreenFi Funds Trust

Supplement dated August 6, 2026

to the Statement of Additional Information (“SAI”)
dated February 1, 2026

This supplement to the Statement of Additional Information dated February 1, 2026 for the GreenFi Redwood Fund (the “Fund”), a series of the GreenFi Funds Trust (the “Trust”), updates the information described below.

Change in Interested Trustee and Officers of the Trust

On June 19, 2026, Samantha Lovell resigned as Interest Trustee, Treasurer, and Principal Accounting Officer of the Trust. This supplement is to reflect these changes by updated the charts titled “The Board of Trustees” on pages 11 and 12 of the Statement of Additional Information. The sections of the table headed “Independent Trustees” and “Interested Trustees” are replaced in their entirety with the following:

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Coby A. King (1960) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 01/2016	President and Chief Executive Officer of High Point Strategies, LLC (Public Affairs Consulting) since 2013.	1	Treasurer of the Board, Valley Industry & Commerce Association (VICA); Chair, Executive Committee, Angeles Chapter, Sierra Club.
David L. Kingsdale (1963) 116 South Franklin Street Rocky Mount, NC 27804	Chairman and Independent Trustee	Chair since 11/2023; Trustee Since 10/2014	Chief Executive Officer of Millennium Dance Media, LLC since 2010; Owner of DLK, Inc. (media consulting agency) since 2005; Principal of King’s Ransom, LLC (mergers and acquisitions) 06/2021-present; Head of Acquisitions, Acceleration LLC, 05/2018-05/2021.	1	The Giving Back Fund (nonprofit sector); Prime Access Capital (financial services).

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Tim Newell (1960) 116 South Franklin Street Rocky Mount, NC 27804	President and Principal Executive Officer	Since 09/2023	Chief Executive Officer, Mission Financial Partners, LLC (January 2024 – present); Chief Executive Officer, Mission Investment Advisor, LLC since December 2023. Previously, Chief Executive Office, Aspiration Fund Adviser, LLC (October 2023 – November 2024); Chief Operating Officer, Aspiration Partners, Inc. (November 2022 – December 2023); Chief Innovation Officer, Aspiration Partners, Inc. (June 2022 – October 2022); President, QuoVadis Technologies (April 2019 – April 2022).
Brandon Scarbury (1990) 116 South Franklin Street Rocky Mount, NC 27804	Treasurer and Principal Financial Officer	Since 06/2026 and 03/2026, respectively	Director of Investment Operations, Mission Financial Partners, LLC (June 2026 – present). Previously, Senior Manager of Investment Operations, Mission Financial Partners, LLC (February 2026 – June 2026); Compliance Manager, Mission Financial Partners, LLC (April 2025 – February 2026); Senior Specialist of Investment Operations, Mission Financial Partners, LLC (May 2024 – April 2025); Supervisory Principal Mission Financial Partners, LLC (January 2024 – May 2024); Supervisory Principal, Aspiration Partners, Inc. (July 2022 - January 2024); Investment Operations Specialist, Aspiration Partners, Inc. (June 2021 – July 2022).
Eimile Moore 1969 116 South Franklin Street Rocky Mount, NC 27804	Chief Compliance Officer	Since 12/2025	Director, Adviser Compliance Associates, LLC (ACA Group) since 2011.
Tracie A. Coop (1976) 116 South Franklin Street Rocky Mount, NC 27804	Secretary	Since 12/2019	General Counsel, The Nottingham Company since 2019; Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019.

Change in Distributor

The Board of Trustees of the GreenFi Fund Trust approved a change in the Funds’ distributor from Capital Investment Group, Inc. to Paralel Distributors LLC.

Effective August 6, 2026, all references to “Capital Investment Group, Inc.” should be replaced with “Paralel Distributors LLC.”

The paragraph in the section of the SAI entitled “Fund Services– Distributor” is replaced in its entirety with the following:

Distributor

Paralel Distributors LLC, located at 1700 Broadway, Suite 2100, Denver, Colorado 80290 (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the Fund’s investment policies or which securities to buy or sell. The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may issue shares of the Fund otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.

The Distributor and its affiliate may receive compensation or reimbursement from the Advisor with respect to any services performed under the distribution agreement, as may be agreed upon by the parties from time to time.

*    *    *    *    *

For further information, please contact the Fund toll-free at 1-800-683-8529. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.

Investors Should Retain This Supplement for Future Reference